UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2006
BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

One Boston Scientific Place, Natick, Massachusetts	01760-1537

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:               (508) 650-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01 OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Ex-1.1 Underwriting Agreement
Ex-4.1 Indenture dated as of June 1, 2006
Ex-4.2 Form of Global Security for the 6.00% Notes due 2011
Ex-4.3 Form of Global Security for the 6.40% Notes due 2016

ITEM 1.01.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On June 6, 2006, Boston Scientific Corporation (the “Company”) entered into an Underwriting Agreement, dated June 6, 2006, as supplemented by the Terms Agreement, dated June 6, 2006 (as so supplemented, the “Underwriting Agreement”), among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC, as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $600 million aggregate principal amount of the Company’s 6.00% Notes due 2011 (the “2011 Notes”) and $600 million aggregate principal amount of the Company’s 6.40% Notes due 2016 (the 2016 Notes, and collectively with the 2011 Notes, the “Notes”) under the Company’s existing shelf registration statement. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.
In connection with the offering of the Notes, the Company entered into an Indenture dated as of June 1, 2006, with JPMorgan Chase Bank, N.A., as trustee, which is attached hereto as Exhibit 4.1. Each of the Notes is represented by one or more global securities, forms of which are attached hereto as Exhibits 4.2 and 4.3.
ITEM 8.01           OTHER EVENTS.
     On June 9, 2006, the Company completed the offering of the Notes under its existing shelf registration statement. The Company plans to use the proceeds of the offering for general corporate purposes, including to fund taxes payable relative to Guidant Corporation’s asset sale to Abbott Laboratories and to repay approximately $350 million in outstanding borrowings under the Company’s credit and security facility that is secured by the Company’s U.S. trade receivables.
ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 6, 2006, as supplemented by the Terms Agreement, dated June 6, 2006, among Boston Scientific Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC

4.1	Indenture dated as of June 1, 2006, between Boston Scientific Corporation and JPMorgan Chase Bank, N.A., as trustee

4.2	Form of Global Security for the 6.00% Notes due 2011

4.3	Form of Global Security for the 6.40% Notes due 2016

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION
Date: June 9, 2006	By:	/s/ Lawrence J. Knopf
Lawrence J. Knopf
Vice President and Assistant General Counsel